Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	(Dollars in thousands)
Non-accrual loans	$12,938	$17,454	$10,178	$7,124	$7,798
Loans 90 days or more past due and still accruing interest	5	-	-	-	-
Subtotal	12,943	17,454	10,178	7,124	7,798
Less: Government guaranteed loans	604	676	646	475	436
Total non-performing loans	12,339	16,778	9,532	6,649	7,362
Other real estate and repossessed assets	1,569	1,494	1,865	1,789	1,990
Total non-performing assets	$13,908	$18,272	$11,397	$8,438	$9,352

As a percent of Portfolio Loans
Non-performing loans	0.43%	0.62%	0.35%	0.24%	0.27%
Allowance for loan losses	1.20	1.20	0.96	0.96	0.96
Non-performing assets to total assets	0.34	0.50	0.32	0.24	0.27
Allowance for loan losses as a percent of non-performing loans	279.60	193.68	274.32	393.26	351.85

(1)	Excludes loans classified as “trouble debt restructured” that are not past due.

Troubled debt restructurings (“TDR”)

	June 30, 2020
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$13,973	$38,554		$52,527
Non-performing TDR’s (2)	1,234	2,022	(3)	3,256
Total	$15,207	$40,576		$55,783

	December 31, 2019
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR’s	$7,974	$39,601		$47,575
Non-performing TDR’s (2)	540	2,607	(3)	3,147
Total	$8,514	$42,208		$50,722

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Six months ended June 30,
	2020		2019
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$26,148	$1,542	$24,888	$1,296
Additions (deductions)
Provision for loan losses	11,909	-	1,316	-
Recoveries credited to allowance	1,754	-	1,457	-
Loans charged against the allowance	(5,311)	-	(1,758)	-
Additions included in non-interest expense	-	230	-	187
Balance at end of period	$34,500	$1,772	$25,903	$1,483

Net loans charged against the allowance to average Portfolio Loans	0.26%		0.02%

Capitalization

	June 30, 2020	December 31, 2019
	(In thousands)
Subordinated debt	$39,283	$-
Subordinated debentures	39,490	39,456
Amount not qualifying as regulatory capital	(507)	(1,224)
Amount qualifying as regulatory capital	78,266	38,232
Shareholders’ equity
Common stock	338,989	352,344
Retained earnings	12,338	1,611
Accumulated other comprehensive income (loss)	3,796	(3,786)
Total shareholders’ equity	355,123	350,169
Total capitalization	$433,389	$388,401

Non-Interest Income

	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30,
				2020	2019
	(In thousands)
Service charges on deposit accounts	$1,623	$2,591	$2,800	$4,214	$5,440
Interchange income	2,526	2,457	2,604	$4,983	$4,959
Net gains on assets
Mortgage loans	17,642	8,840	4,302	26,482	7,913
Securities	-	253	0	253	304
Mortgage loan servicing, net	(3,022)	(5,300)	(1,907)	(8,322)	(3,122)
Investment and insurance commissions	435	513	450	948	747
Bank owned life insurance	265	270	270	535	512
Other	898	1,380	1,386	2,278	3,111
Total non-interest income	$20,367	$11,004	$9,905	$31,371	$19,864

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
	(In thousands)
Balance at beginning of period	$14,829	$19,909	$19,171	$21,400
Servicing rights acquired	-	-	-	$-
Originated servicing rights capitalized	3,611	1,407	6,243	2,607
Change in fair value	(4,667)	(3,422)	(11,641)	(6,113)
Balance at end of period	$13,773	$17,894	$13,773	$17,894

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30,
				2020	2019
	(Dollars in thousands)
Mortgage loans originated	$470,626	$311,078	$241,402	$781,704	$379,160
Mortgage loans sold	379,048	262,260	131,636	641,308	286,161
Net gains on mortgage loans	17,642	8,840	4,302	26,482	7,913
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	4.65%	3.37%	3.27%	4.13%	2.77%
Fair value adjustments included in the Loan Sales Margin	1.14	0.78	0.74	0.99	0.66

Non-Interest Expense

	Three months ended			Six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30,
				2020	2019
	(In thousands)
Compensation	$9,668	$10,703	$10,185	$20,371	$20,666
Performance-based compensation	3,809	2,121	2,296	5,930	4,516
Payroll taxes and employee benefits	2,802	3,685	3,450	6,487	7,100
Compensation and employee benefits	16,279	16,509	15,931	32,788	32,282
Occupancy, net	2,159	2,460	2,131	4,619	4,636
Data processing	1,590	2,355	2,171	3,945	4,315
Furniture, fixtures and equipment	1,090	1,036	1,006	2,126	2,035
Communications	800	803	717	1,603	1,486
Interchange expense	726	859	753	1,585	1,441
Loan and collection	756	805	628	1,561	1,262
Advertising	364	683	627	1,047	1,299
Legal and professional fees	468	393	371	861	740
FDIC deposit insurance	430	370	342	800	710
Amortization of intangible assets	255	255	273	510	545
Branch closure costs	417	-	-	417	-
Conversion related expenses	346	56	-	402	-
Supplies	203	184	153	387	311
Costs related to unfunded lending commitments	111	119	27	230	187
Credit card and bank service fees	94	99	97	193	200
Provision for loss reimbursement on sold loans	77	37	35	114	146
Net (gains) losses on other real estate and repossessed assets	(9)	109	(198)	100	(79)
Other	1,190	1,587	1,528	2,777	3,066
Total non-interest expense	$27,346	$28,719	$26,592	$56,065	$54,582

Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
	2020			2019
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,906,843	$29,793	4.11%	$2,692,168	$33,762	5.02%
Tax-exempt loans (1)	7,014	88	5.05	7,480	94	5.04
Taxable securities	535,345	2,847	2.13	392,075	3,034	3.10
Tax-exempt securities (1)	124,781	998	3.20	49,448	406	3.28
Interest bearing cash	67,204	18	0.11	31,734	115	1.45
Other investments	18,427	233	5.09	18,359	264	5.77
Interest Earning Assets	3,659,614	33,977	3.72	3,191,264	37,675	4.73
Cash and due from banks	45,714			33,252
Other assets, net	163,080			163,882
Total Assets	$3,868,408			$3,388,398

Liabilities
Savings and interest- bearing checking	$1,754,503	505	0.12	$1,413,073	2,647	0.75
Time deposits	494,411	1,883	1.53	664,909	3,374	2.04
Other borrowings	153,447	904	2.37	77,678	796	4.11
Interest Bearing Liabilities	2,402,361	3,292	0.55	2,155,660	6,817	1.27
Non-interest bearing deposits	1,054,388			851,903
Other liabilities	70,053			42,581
Shareholders’ equity	341,606			338,254
Total liabilities and shareholders’ equity	$3,868,408			$3,388,398

Net Interest Income		$30,685			$30,858

Net Interest Income as a Percent of Average Interest Earning Assets			3.36%			3.87%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
	2020			2019
	Average Balance	Interest	Rate(2)	Average Balance	Interest	Rate(2)
	(Dollars in thousands)
Assets
Taxable loans	$2,832,876	$61,481	4.36%	$2,652,893	$66,362	5.03%
Tax-exempt loans (1)	7,438	185	5.00	8,081	197	4.92
Taxable securities	501,720	5,906	2.35	390,966	6,040	3.09
Tax-exempt securities (1)	92,040	1,488	3.23	53,148	875	3.29
Interest bearing cash	52,814	146	0.56	48,381	426	1.78
Other investments	18,393	471	5.15	18,359	528	5.80
Interest Earning Assets	3,505,281	69,677	3.99	3,171,828	74,428	4.72
Cash and due from banks	47,663			33,744
Other assets, net	164,167			167,270
Total Assets	$3,717,111			$3,372,842

Liabilities
Savings and interest- bearing checking	$1,685,046	2,435	0.29	$1,387,208	4,969	0.72
Time deposits	544,642	4,653	1.72	676,606	6,733	2.01
Other borrowings	126,491	1,592	2.53	71,901	1,508	4.23
Interest Bearing Liabilities	2,356,179	8,680	0.74	2,135,715	13,210	1.25
Non-interest bearing deposits	955,114			855,732
Other liabilities	60,540			41,481
Shareholders’ equity	345,278			339,914
Total liabilities and shareholders’ equity	$3,717,111			$3,372,842

Net Interest Income		$60,997			$61,218

Net Interest Income as a Percent of Average Interest Earning Assets			3.49%			3.88%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

Commercial Loan Portfolio Analysis as of June 30, 2020

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$11,168	$183	$673	$856	7.7%
Land Development	12,448	38	-	38	0.3
Construction	109,725	36	-	36	0.0
Income Producing	401,619	15,157	-	15,157	3.8
Owner Occupied	297,295	22,941	3,702	26,643	9.0
Total Commercial Real Estate Loans	$832,255	$38,355	4,375	$42,730	5.1

Other Commercial Loans	$530,701	$20,646	511	$21,157	4.0
Total non-performing commercial loans			$4,886

Commercial Loan Portfolio Analysis as of December 31, 2019

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$11,235	$275	$735	$1,010	9.0%
Land Development	12,899	-	-	-	0.0
Construction	97,463	-	-	-	0.0
Income Producing	409,897	15,347	-	15,347	3.7
Owner Occupied	323,694	35,485	295	35,780	11.1
Total Commercial Real Estate Loans	$855,188	$51,107	1,030	$52,137	6.1

Other Commercial Loans	$311,507	$20,580	347	$20,927	6.7
Total non-performing commercial loans			$1,377